For period ending August 31, 2010                                   Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Crosstex Energy 8 7/8% due 2/15/2018
2.	Date of Purchase: February 3, 2010
3.      Date offering commenced: February 3, 2010
4.	Underwriters from whom purchased:  Banc of America Securities LLC
5.	Affiliated Underwriter managing or participating in
	syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  $2,937,210 (Firmwide)
7.	Aggregate principal amount or total number of shares of
	offering: $709,825,750
8.	Purchase price (net of fees and expenses): $97.907
9.	Initial public offering price:  $97.907
10.	Commission, spread or profit:  2.5%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for
     resale to other QIBs                                               X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e.   The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
     concurrent offering.                                               X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  March 30, 2010
Print Name: Shu Yang Tan


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Denbury Resources Inc. 8 1/4% due 2/15/2020
2.	Date of Purchase: February 3, 2010
3.      Date offering commenced: February 3, 2010
4.	Underwriters from whom purchased:  JP Morgan Chase Securities
5.	Affiliated Underwriter managing or participating in
	syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  $2,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
	offering: $1,000,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  2%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for
     resale to other QIBs                                               X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e.   The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
     concurrent offering.                                               X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  March 30, 2010
Print Name: Shu Yang Tan


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: MGM Mirage Inc. 9% due 3/15/2020
2.	Date of Purchase: March 9, 2010
3.      Date offering commenced: March 9, 2010
4.	Underwriters from whom purchased:  Banc of America Securities LLC
5.	Affiliated Underwriter managing or participating in
	syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  $2,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
	offering: $845,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  2.25%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for resale
     to other QIBs                                                      X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent
     offering.                                                          X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  March 16, 2010
Print Name: Matthew Iannucci


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Bombardier 7 3/4% due 3/15/2020
2.	Date of Purchase: March 15, 2010
3.      Date offering commenced: March 15, 2010
4.	Underwriters from whom purchased:  JP Morgan Securities
5.	Affiliated Underwriter managing or participating in
	syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  $2,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
	offering: $850,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  1.5%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for
     resale to other QIBs                                               X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent
     offering.                                                          X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  April 5, 2010
Print Name: Matthew Iannucci


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Bombardier 7 1/2% due 3/15/2018
2.	Date of Purchase: March 15, 2010
3.      Date offering commenced: March 15, 2010
4.	Underwriters from whom purchased:  JP Morgan Securities
5.	Affiliated Underwriter managing or participating in
	syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  $1,500,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
	offering: $650,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  1.5%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for
     resale to other QIBs                                               X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e.   The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
     concurrent offering.                                               X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  April 5, 2010
Print Name: Matthew Iannucci


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: US Steel Corp. 7 3/8% due 4/01/2020
2.	Date of Purchase: March 16, 2010
3.      Date offering commenced: March 16, 2010
4.	Underwriters from whom purchased: Banc of America Securities LLC
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $991,250 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $594,750,00
8.	Purchase price (net of fees and expenses): $99.125
9.	Initial public offering price:  $99.125
10.	Commission, spread or profit:  1.25%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for
     resale to other QIBs                                               X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e.   The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
     concurrent offering.                                               X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  March 17, 2010
Print Name: Shu Yang Tan


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: QVC 7 1/8% due 4/15/2017
2.	Date of Purchase: March 17, 2010
3.      Date offering commenced: March 17, 2010
4.	Underwriters from whom purchased:  JP Morgan Chase Securities
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $500,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $250,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  2.0%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for
     resale to other QIBs                                               X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e.   The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
     concurrent offering.                                               X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  March 30, 2010
Print Name: Shu Yang Tan


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Lear Corp. 8 1/8% due 3/15/2020
2.	Date of Purchase: March 23, 2010
3.      Date offering commenced: March 23, 2010
4.	Underwriters from whom purchased:  Citigroup Global Markets Hldgs
5.	Affiliated Underwriter managing or participating in
	syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  $991,640.00(Firmwide)
7.	Aggregate principal amount or total number of shares of
	offering: $347,074,000
8.	Purchase price (net of fees and expenses): $99.164
9.	Initial public offering price:  $99.164
10.	Commission, spread or profit:  2.5%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for
     resale to other QIBs                                               X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e.   The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
     concurrent offering.                                               X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  March 30, 2010
Print Name: Shu Yang Tan


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Maxilinear Inc. Class A
2.	Date of Purchase: March 23, 2010
3.      Date offering commenced: March 23, 2010
4.	Underwriters from whom purchased:  Deutsche Bank
5.	Affiliated Underwriter managing or participating in
	syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  75,000 shares
7.	Aggregate principal amount or total number of shares of
	offering: $6,444,100
8.	Purchase price (net of fees and expenses): $14.00
9.	Initial public offering price:  $14.00
10.	Commission, spread or profit: $0.588
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are part of an issue registered under the
     Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
     section 2(a)(16) of the 1940 Act).                                 X

b.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
     the day on which the offering terminated).                         X

c.   The securities purchased at a price no more then the price paid
     by each other purchased in the offering.                           X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

f.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

g.   The amount of such securities purchase by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercise investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

h.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase                                                       X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Wilfred Talbot			Date:  March 29, 2010
Print Name: Wilfred Talbot


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Kemet Corp 10 1/2% due 5/1/2018
2.	Date of Purchase: April 21, 2010
3.      Date offering commenced: April 21, 2010
4.	Underwriters from whom purchased:  Banc of America Securities LLC
5.	Affiliated Underwriter managing or participating in
	syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  $1,480,275 (Firmwide)
7.	Aggregate principal amount or total number of shares of
	offering: $226,975,500
8.	Purchase price (net of fees and expenses): $98.685
9.	Initial public offering price:  $98.685
10.	Commission, spread or profit:  2.0%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for
     resale to other QIBs                                               X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e.   The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
     concurrent offering.                                               X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  May 28, 2010
Print Name: Matthew Iannucci


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Nexstar/Mission Broadcasting 8 7/8% due 4/15/2017
2.	Date of Purchase: April 8, 2010
3.      Date offering commenced: April 8, 2010
4.	Underwriters from whom purchased:  Banc of America Securities LLC
5.	Affiliated Underwriter managing or participating in
	syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  $1,490,460 (Firmwide)
7.	Aggregate principal amount or total number of shares of
	offering: $322,933,000
8.	Purchase price (net of fees and expenses): $98.364
9.	Initial public offering price:  $98.364
10.	Commission, spread or profit:  1.875%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for
     resale to other QIBs                                               X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e.   The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
     concurrent offering.                                               X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  May 28, 2010
Print Name: Matthew Iannucci


For period ending  August 31, 2010                                  Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Insight Communications 9 3/8% due 7/15/2018
2.	Date of Purchase: June 30, 2010
3.      Date offering commenced: June 30, 2010
4.	Underwriters from whom purchased:  Banc of America Securities LLC
5.	Affiliated Underwriter managing or participating in
	syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  $1,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
	offering: $400,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  2.0%
11.  Have the following conditions been satisfied?                     YES   NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of 1933,
     Rule 144A or Regulation D.                                         X

b.   The securities are sold to persons reasonably believed to be
     qualified institutional buyers (QIBS).                             X

c.   The securities are reasonably believed to be eligible for
     resale to other QIBs                                               X

d.   The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the
     securities were purchased on or before the fourth day preceding
     on which the offering terminated.)                                 X

e.   The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
     concurrent offering.                                               X

f.   The underwriting was a firm commitment underwriting.               X

g.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting
     similar securities during the same period.                         X

h.   The issuer of the securities and any predecessor has been in
     continuous operation for not less than three years.                X

i.   The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if
     applicable) exercises investment discretion did not exceed 25%
     of the principal amount of the offering.                           X

j.   No Affiliated Underwriter benefited directly or indirectly from
     the purchase.                                                      X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Craig Ellinger			Date:  July 1, 2010
Print Name: Craig Ellinger